Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

12. INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2011	2010	2009

Canadian statutory income tax rate (recovery)	28.3%	31.0%	(33.0)%
Manufacturing and processing profits deduction	(0.8)	(0.6)	(0.2)
Foreign rate differentials	(0.1)	(4.2)	(5.8)
Losses not benefited	9.5	3.3	28.3
Utilization of losses previously not benefited	(10.2)	(9.4)	(0.7)
Earnings of equity accounted investees	(1.6)	(2.2)	(3.0)
Goodwill impairment	—	—	7.3
Valuation allowance on deferred tax assets [i]	(6.5)	(0.3)	—
Other	(2.0)	(1.4)	2.1

Effective income tax rate	16.6%	16.2%	(5.0)%

[i]

Accounting standards require that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a “more-likely-than-not” standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecast of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets.

The Company had valuation allowances against all of its deferred tax assets in the United States. The valuation allowances were required based on historical losses and uncertainty as to the timing of when the Company would be able to generate the necessary level of earnings to recover these deferred tax assets. Over the past two years, the Company’s United States operations have delivered sustained profits. Based on financial forecasts and the anticipated growth for the U.S. market, the Company released $78 million of the U.S. valuation allowances in the fourth quarter of 2011. As at December 31, 2011, the Company has remaining U.S. valuation allowances of $80 million, which relate to deferred tax assets with restrictions on their usability.

[b]	The details of income (loss) before income taxes by jurisdiction are as follows:

	2011	2010	2009

Canadian	$710	$497	$33
Foreign	507	700	(510)

	$1,217	$1,197	$(477)

[c]	The details of the income tax provision (recovery) are as follows:

	2011	2010	2009

Current
Canadian	$115	$73	$(61)
Foreign	163	138	49

	278	211	(12)

Deferred
Canadian	7	11	27
Foreign	(83)	(28)	(39)

	(76)	(17)	(12)

	$202	$194	$(24)

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2011	2010	2009

Tax depreciation greater (less) than book depreciation	$51	$(13)	$(7)
Book amortization in excess of tax amortization	—	(20)	(9)
Liabilities currently (not deductible) deductible for tax	(28)	(27)	14
Net tax losses (benefited) utilized	(37)	48	(23)
Change in valuation allowance on deferred tax assets	(78)	(3)	—
Other	16	(2)	13

	$(76)	$(17)	$(12)

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2011	2010

Assets
Tax benefit of loss carryforwards	$527	$486
Liabilities currently not deductible for tax	184	163
Tax credit carryforwards	73	72
Unrealized loss on cash flow hedges and retirement liabilities	51	9
Other	35	40

	870	770
Valuation allowance against tax benefit of loss carryforwards	(454)	(444)
Other valuation allowance	(103)	(178)
	313	148

Liabilities
Tax depreciation in excess of book depreciation	135	84
Other assets book value in excess of tax value	20	22
Unrealized gain on cash flow hedges and retirement liabilities	8	28

	163	134

Net deferred tax assets	$150	$14

The net deferred tax assets are presented on the Balance Sheet in the following categories:

	2011	2010

Current deferred tax assets	$206	$77
Current deferred tax liabilities	(44)	(31)
Long-term deferred tax assets	69	60
Long-term deferred tax liabilities	(81)	(92)

	$150	$14

[f]	Income taxes paid in cash (net of refunds) were $304 million for the year ended December 31, 2011 [2010 - ($6) million; 2009 - $17 million].

[g]

As of December 31, 2011, the Company had domestic and foreign operating loss carryforwards of $1.8 billion and tax credit carryforwards of $73 million. Approximately $1 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2012 and 2031.

[h]

As of December 31, 2011 and 2010, the Company’s gross unrecognized tax benefits were $252 million and $257 million, respectively [excluding interest and penalties], of which $222 million and $186 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets.

A summary of the changes in gross unrecognized tax benefits is as follows:

	0000000	0000000
	2011	2010

Balance, beginning of year	$257	$243
Additions based on tax positions related to current year	14	11
Additions based on tax positions of prior years	13	19
Settlements	(12)	(19)
Statute expirations	(16)	(1)
Foreign currency translation	(4)	4

	$252	$257

The Company recognizes interest and penalties with respect to unrecognized tax benefits as income tax expense. As of December 31, 2011 and 2010, the Company has recorded interest and penalties, on the unrecognized tax benefits, of $42 million and $45 million, respectively. During the year ended December 31, 2011, the Company recorded a tax recovery related to changes in its reserves for interest and penalties of $3 million.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations and the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $93 million, of which $84 million, if recognized, would affect its effective tax rate.

The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. The Company remains subject to income tax examination in Germany for years after 2001, Canada for years after 2004, Austria and Mexico for years after 2005, and in the U.S. federal jurisdiction for years after 2007.